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                                                                    EXHIBIT 10-A


                           NATIONAL INTERGROUP, INC.

                              1993 STOCK OPTION

                                      AND

                             PERFORMANCE AWARD PLAN

1.  Purpose

       National Intergroup, Inc., a Delaware corporation (the "Company"), by means of this 1993 Stock Option and Performance Award Plan (the "Plan"), desires to afford its directors, officers, and certain of its key employees and the key employees of any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any parent corporation or subsidiary corporation thereof. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

       The stock options ("Options") and other awards ("Plan Awards") to be granted pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.  Administration

       The Plan shall be administered by the Personnel and Compensation Committee, or any successor thereto, of the Board of Directors of the Company or by such
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other committee, as may be determined by the Board of Directors (the
"Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company, each of whom shall qualify as a "disinterested person" within the meaning of Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to comply at all times with the Exchange Act. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee.

3.  Shares Available

       Subject to the adjustments provided in Section 11, the maximum aggregate number of shares of common stock of the Company which may be granted for all purposes under the Plan shall be 2,000,000 shares. In the event that an option or an award of shares on a restricted basis under the Plan to any individual expires, is terminated unexercised, or is forfeited as to any shares covered thereby, such shares shall thereafter be available for awards to such individual or other individuals under the Plan. To the extent that a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised. Options, stock appreciation rights, performance share awards, restricted stock grants and performance units awarded may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the common stock of the Company or issued shares of such common stock held in the Company's treasury.





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4.  Eligibility and Bases of Participation

    Grants under the Plan (i) may be made, pursuant to Sections 6, 8 and 9, to key employees, officers and directors (but not to any director who is not also an employee) of the Company, or any parent corporation or subsidiary corporation thereof, who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Key Employee Participants") and (ii) shall be made, subject to and in accordance with
Section 7, to individuals not regularly employed by the Company who serve as directors of the Company (the "Outside Director Participants").

5.  Authority of Committee

    Subject to, and consistent with, the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

    a. determine the persons, other than Outside Director Participants, to whom Options and Plan Awards shall be granted, the time when such Options and Plan Awards shall be granted, the number of Options and Plan Awards, the purchase price or exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and Plan Awards and the other terms and provisions thereof (which need not be identical);

    b. require, as a condition to the granting of any Option or Plan Award, that the person receiving such Option or Plan Award agree not to sell or otherwise dispose of such Security, any common stock acquired pursuant to such Security or any other "derivative security" (as defined by Rule 16a-1(c) under





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       the Exchange Act) for a period of six (6) months following the later of
       (i) the date of the grant of such Option or Plan Award or (ii) the date when the exercise price of such Option or Plan Award is fixed if such exercise price is not fixed at the date of grant;

    c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

    d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value (as defined in Section 14) which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price, and (ii) to exercise a portion of an Option by delivering that number of shares already owned by such optionee having a Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares;





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    e. provide the establishment of a procedure whereby a number of shares of common stock or other securities may be withheld from the total number of shares of common stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for taxes incurred by an optionee upon such exercise;

    f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

    g. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

    h. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that the Committee may not delegate any duties to a member of the Board of Directors of the Company who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants, or such other persons as it may deem appropriate, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the





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advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all persons who have received Options or Plan Awards under the Plan and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.  Stock Options for Officers and Key Employee Participants

    The Committee shall have the authority, in its sole discretion, to grant to Officers and Key Employee Participants (i) incentive stock options ("Incentive Options") pursuant to Section 422 of the Code, (ii) non-qualified stock options ("Non-Qualified Options") (options which do not qualify under Section 422 of the Code) or (iii) both types of Options. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

    a. Option Price. The Committee shall establish the option price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the option price for each share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value (as defined in Section 14) per share at the date the Option is granted; and provided, further, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is





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       granted, owns shares of the Company, or any parent corporation or subsidiary corporation thereof, which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share at the date the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

    b. Payment. The price per share of common stock of the Company with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of common stock of the Company owned by the optionee or by the Company withholding from the total number of shares to be acquired pursuant to the Option a portion of such shares. Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

    c. Continuation of Employment. Notwithstanding anything else contained herein, each Option by its terms shall require the optionee to remain in the continuous





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       employ of the Company, or any parent corporation or subsidiary corporation thereof, for at least six (6) months (three (3) months in the case of an Incentive Option) from the date of grant of the Option before the right to exercise any part of the Option will accrue.

    d. Exercisability of Stock Option. Subject to subsections (e), (f) and (g) below, each Option shall be exercisable in such installments as may be determined by the Committee at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any parent corporation or subsidiary corporation thereof, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any corporation or subsidiary corporation thereof, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

    e. Death. In the event of the death of any optionee, (i) all options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right, within one (1) year after the date of death (but in no event after the expiration date of the Option), to exercise such





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       optionee's Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

    f. Disability. If the employment of any optionee is terminated because of Disability (as defined in Section 14), (i) all options held by such optionee as of the date of such termination shall become exercisable and
       (ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option), to exercise the Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

    g. Retirement. If an optionee retires (as defined in Section 14) from the Company, its parent or any of its subsidiaries, (i) all Options held by such optionee on the date of his retirement shall become exercisable and
       (ii) such optionee shall have the right, within one year (or three (3) months in the case of an Incentive Stock Option) after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

    h. Other Termination or For Cause. If the employment of an optionee is terminated for any reason other than those specified in subsections 6(e), (f) or (g) above, such optionee shall have the right, within thirty (30) days (or three (3) months in the case of an Incentive Option) after the date of such





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       termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination; provided, however, that, if such optionee's employment was terminated by the Company, or any parent corporation or subsidiary corporation thereof, for good cause, or if the optionee voluntarily terminates employment without the consent of the Company, or any parent corporation or subsidiary corporation thereof (of which fact the Committee shall be the sole judge), such optionee shall immediately forfeit all rights under his Option, except as to shares of common stock of the Company already purchased thereunder. Termination for "good cause" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (i) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (ii) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the Chief Executive Officer of the Company; (iv) the optionee's willful failure to execute the policies of the Company or his stated duties as established by the Board of Directors or the Chief Executive Officer of the Company, or





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       intentional failure to perform his stated duties; or (v) drug addiction on the part of the optionee. The determination that there exists "good cause" for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and such determination shall be conclusive.

    i. Maximum Exercise. The aggregate Fair Market Value of shares of common stock of the Company (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company, or any parent corporation or subsidiary corporation thereof, shall not exceed $100,000.

7.  Stock Option Grants to Outside Director Participants

       Subject to the terms and conditions of this Section 7, commencing with the Annual Meeting of the Company's stockholders to be held in 1994, each person who is serving as an Outside Director Participant on the third trading day following the later of (i) the date on which the Annual Meeting of the Company's stockholders or any adjournment thereof is held in any year or (ii) the date on which the Company publicly announces the results of operations of the Company for the fiscal quarter immediately preceding such Annual Meeting, shall automatically be granted an Option to purchase 1,000 shares of common stock of the Company. In addition, but without duplication with respect to the foregoing grant to existing Outside Directors, an initial grant of an Option to purchase 15,000 shares of common stock shall automatically be granted to each individual who is first





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elected an Outside Director on the third trading date following the effective date of such election. The terms and conditions of the Options granted to Outside Director Participants hereunder shall be determined from time to time by the Committee; provided, however, that the Options granted hereunder shall be Non-Qualified Options and shall be subject to the following:

    a. Option Price. The option price of each share covered by such Options shall be equal to the Fair Market Value per share of the common stock of the Company on the date of grant.

    b. Payment. The price per share of common stock of the Company with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of other shares of common stock of the Company owned by the optionee or by the Company withholding from the total number of shares to be acquired pursuant to the Option, a portion of such shares. Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

    c. Exercisability of Stock Option. Subject to subsections (d) and (f) below, fifty percent (50%) of each Option shall be exercisable within one (1) year after the date of the grant, with the remainder becoming exercisable two (2) years after





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       the date of grant.  The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

    d. Death.  In the event of the death of an Outside Director Participant,
       (i) all Options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right within one (1) year after the date of death (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

    e. Disability. If an Outside Director Participant's service as a director of the Company is terminated because of Disability, (i) all options held by such optionee as of the date of such termination shall become exercisable and (ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

    f. Retirement.  If an Outside Director Participant retires (as defined in
       Section 14) from the Company, (i) all Options held by such optionee on the date of his





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       retirement shall become exercisable and (ii) such optionee shall have the right, within one year after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

    g. Other Termination or For Cause. In the event an Outside Director Participant is terminated for any reason other than those specified in subsections 7(d), (e) or (f) above, such optionee shall have the right, within thirty (30) days after the date of such termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to such termination; provided, however, that if the optionee is removed from office for cause by action of the stockholders of the Company in accordance with its by-laws and the General Corporation Law of the State of Delaware, or if such optionee voluntarily terminates his service without the consent of the Company (of which fact the Committee shall be the sole judge), then such optionee shall immediately forfeit his rights under his Option, except as to the shares of common stock of the Company already purchased thereunder.

    h. Ineligibility for Other Grants. Any Outside Director Participant who receives an Option pursuant to this Section 7 shall be ineligible to receive any other Option under any other Section of this Plan.





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    i. The Committee.  The provisions of this Section 7 shall be administrated by the Committee solely in accordance with the terms hereof; provided, however, that the Committee shall maintain the authority to interpret this Section of the Plan and to make all determinations permitted by this Section 7 or deemed necessary for its administration.

    j. Amendment. The provisions of this Section 7 shall not be amended more than one time in any six month period, other than to comply with amendments to the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder.

8.  Stock Appreciation Rights

       The Committee shall have the authority to grant stock appreciation rights to Officers and Key Employee Participants in connection with an Option, either at the time of grant of the Option or by amendment. Each such right shall be subject to the same terms and conditions as the related Option and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a stock appreciation right may be exercised only when the Fair Market Value of the common stock of the Company exceeds the exercise price of the related Option. A stock appreciation right shall entitle the optionee to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to the excess of
(i) the Fair Market Value of one share of the common stock of the Company on the day preceding the surrender of such Option over (ii) the option price per share multiplied by (iii) the number of shares called for by the Option, or portion





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thereof, which is surrendered; provided, however, that no fractional shares shall be issued. The number of shares of common stock of the Company which may be received pursuant to the exercise of a stock appreciation right may not exceed the number of shares called for by the Option, or portion thereof, which is surrendered. The Committee shall have the right to determine, in its sole discretion, whether (i) the Company's obligation to any person exercising a stock appreciation right shall be paid in cash, or partly in cash and partly in shares of the common stock of the Company or (ii) to approve an election by a participant to receive cash in whole or in part in settlement of the stock appreciation right.

       An election by a participant to receive cash in settlement of a stock appreciation right, and any exercise of such stock appreciation right for cash, may be made only by a request by a participant during the period beginning on the third business day following the date of release for publication by the Company of its quarterly or annual summary statement of operations and ending on the twelfth business day following such date. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a stock appreciation right or to exercise such stock appreciation right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request. A request to receive cash in whole or in part in settlement of a stock appreciation right or to exercise a stock appreciation right for cash may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such stock appreciation right for shares of common stock of the Company.





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       If the Committee disapproves any election by a participant to receive cash in whole or in part in settlement of a stock appreciation right or to exercise such stock appreciation right for cash, such disapproval shall not affect such participant's right to exercise such stock appreciation right at a later date, to the extent that such stock appreciation right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash at such later date also shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under this Plan. A holder of a stock appreciation right shall not be entitled to request or receive cash in full or partial settlement of such stock appreciation right unless such stock appreciation right shall have been held for a period of at least six (6) months after the date of acquisition of such stock appreciation right.

9.  Performance Shares, Restricted Shares and Performance Units

       The Committee shall have the authority to grant to Officer and Key Employee Participants performance shares, restricted shares or performance units either separately or in combination with other awards authorized by the Plan. The terms and conditions of performance and restricted shares or performance units shall be determined from time to time by the Committee without limitation, except as may otherwise be provided in the Plan; provided, however, that any performance shares, restricted shares, performance units, or any other shares, securities or rights granted to a participant with respect to this Section 9 shall require such participant to remain in the continuous employ of the Company, its parent or





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any of its subsidiaries, for at least six (6) months from the date of such grant before the right to exercise any part of such grant will accrue. In addition:

    a. each award shall be granted for services rendered and at no additional cost to the participant, provided, however, that the value of the services performed must, in the opinion of counsel to the Company, equal or exceed the par value of the shares of the Company to be granted to the participant;

    b. each award shall be evidenced by a signed written agreement between the Company and the participant containing the terms and conditions of the award;

    c. the Company shall establish a performance account for each participant to whom performance or restricted shares or performance units are granted, and the performance or restricted shares or performance units granted shall be credited to such account. Shares in the form of restricted common stock or other securities, when issued, shall be registered in the name of the participant and, together with a stock power endorsed in blank, deposited with the Company at the time the account is credited;

    d. the duration of the performance or restriction period shall be determined by the Committee at the time each grant is made. Performance or restricted shares or performance units may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the restriction period, except as provided in Section 9(h). More than one grant may be outstanding at any one time, and performance or restriction periods may be different lengths;





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    e. at the time of each grant, the Committee shall establish performance targets at which performance shares or units shall be earned or times at which restrictions placed on restricted shares or units shall lapse.
       The Committee may also establish a relationship between performance targets and the number of performance shares or the number or value of performance units which shall be earned. The Committee also shall establish a relationship between performance results other than the targets and the number of performance or restricted shares and the number or value of performance units, if any, which shall be earned.
       The Committee shall determine the measures of performance to be used in determining the extent to which performance shares or units are earned or restrictions on restricted shares or units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant, except as provided in Section 10 and provided that, with respect to performance shares and performance units, the Committee may, in its sole discretion, make such adjustments to performance targets, the number of performance shares or the number or value of performance units which shall be earned, or such other changes as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a participant's award outside the goals intended by the Committee at the time of the grant of the award;





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    f. The Committee may provide that amounts equivalent to dividends or interest shall be payable with respect to performance or restricted shares or performance units held in the participant's performance account. Such amounts shall be credited to the performance account, and shall be payable to the participant at such time as the restrictions on the respective shares or performance units are removed and the shares or other interests are distributed to the participant. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts be credited to such accounts on a periodic or other basis;

    g. Performance awards shall be earned to the extent that the terms and conditions of the Plan and the grant are met;

    h. If the participant ceases to be an employee with the consent of the Committee, or dies, becomes Disabled, or retires, the award earned under this Section with respect to any outstanding performance or restricted shares or performance units shall be determined by the Committee. If the participant ceases to be an employee for any other reason, all shares or other interests awarded hereunder and subject to restrictions shall be forfeited. In such case, the Company shall have the right to complete the blank stock power with respect to performance or restricted shares or their equivalent and transfer the same to its treasury.

10. Deferral of Payments

       The Committee may establish procedures by which a participant may elect to defer payment of a Plan Award. The Committee shall determine the terms and conditions of such deferral. Any such deferral shall be subject to the following:

    a. Contingent Nature of Allocation. Every allocation under the Plan to a performance account shall be considered "contingent" and unfunded until any forfeiture restrictions under the terms of the award expire or lapse, until all conditions contained in the award are satisfied, and until any elective deferral period expires. Such contingent allocations shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" or "interest". Such accounts shall be subject to the general claims of the Company's creditors. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the participants and the Company or the Committee.

    b. Participant's Rights to Awards. Until a Plan Award vests, the elective deferral period expires, and any restrictions are lifted, the participant's performance account balance cannot be sold, conveyed, transferred, pledged, hypothecated, or assigned. Until the Plan Award vests and becomes payable, such account balances shall be the property of the Company. The participant's rights to such account balances shall be no greater than that of a general creditor of the Company. Receipt of a Plan Award is conditioned upon satisfactory compliance with the terms and conditions of the award and other requirements of the Plan.

       If a certificate of stock or other security is issued pursuant to the Plan, such certificates shall bear the appropriate legend referring to the terms, conditions and restrictions applicable to such stock or other security. Any attempt to dispose of such stock or other security in violation of such restrictions shall be ineffective.

    c. Election to Defer Payment. If a Plan participant desires to defer the normal receipt of funds due him under a Plan Award, he must make an irrevocable election in a calendar year prior to the calendar year or years in which he is to perform services that will entitle him to the award. Such election shall provide a fixed date for the termination of the deferral period. The participant shall not be permitted to receive his award prior to the end of the elected deferral period, except in the event of death or retirement from the Company, its parent, or a subsidiary thereof, Disability, or termination of employment with the Company's consent as determined by the Committee. The decision of the Committee shall be final.

11. Adjustment of Shares

       In the event there is any change in the common stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, the number or kind of shares or interests subject to any Option, restricted share grant, or performance share or unit award, and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that each participant's position with respect to such Option, restricted share grant, or performance share or unit award, and the per share price or value thereof shall not, as a result of such adjustment, be of less value than it had been immediately prior to such event. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

12. Change of Control

       In the event of a Change of Control (as defined in Section 14) all Options previously issued pursuant to the Plan shall become immediately exercisable; provided, however, that in the event of a merger between the Company and another corporation in which the Company is not the surviving entity, any Options or other Plan Awards issued pursuant to this Plan which have not been exercised shall, in the sole discretion of the Committee, either
(i) be cancelled and replacement awards shall be issued by the surviving entity in accordance with Rule 16b-3(f)(1) under the Exchange Act or (ii) all such Options shall become immediately exercisable.

13. Miscellaneous Provisions

    a. Assignment or Transfer. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. During the lifetime of a participant, Options and Plan Awards granted hereunder shall be exercisable only by the participant.

    b. Investment Representation. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to awards paid in shares of common stock or other securities, is not in effect at the time an Option or other applicable Plan Award is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such common stock to the participant, such participant must deliver to the Secretary of the Company a written statement (i) representing and warranting that such common stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such common stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates representing such common stock shall bear a legend to the effect of the foregoing. If, subsequent to the delivery by a participant of the written statement described in the preceding sentence, the common stock is registered under the Securities Act, the Company may release such participant from such written statement without effecting a "modification" of the Plan within the meaning of Section 424(h)(3) of the Code.

    c. Withholding Taxes. In the case of distributions of common stock or other securities hereunder, the Company, as a condition of such distribution, may require the payment (through withholding from the participant's salary, reduction of the number of shares of common stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

    d. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or Plan Award, or to any employee receiving a Plan Award.

    e. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option or Plan Award under the Plan.

    f. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

    g. Vesting. Except as otherwise provided herein, any Plan Award granted pursuant to the Plan shall become exercisable and, hence, vested as determined by the Board of Directors of the Company.

    h. Affect on Employment. Nothing contained in this Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Officer or Key Employee Participant except to the extent specifically provided herein or therein. Nothing contained in this Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company, or any parent corporation or subsidiary corporation thereof, to continue the employment of any Officer or Key Employee Participant, or (ii) any Officer or Key Employee Participant to remain in the employ of the Company, or any parent corporation or subsidiary corporation thereof.

14. Definitions

    a. "Fair Market Value" shall, as it relates to the common stock of the Company, mean the average of the high and low prices of a share of such common stock as reported on the New York Stock Exchange on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such common stock is no longer listed on the New York Stock Exchange, another exchange, or regularly traded in the over-the-counter market, the value of such common stock on such date as determined by the Committee in good faith.

    b. "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company, or any parent corporation or subsidiary corporation thereof, who are regularly employed on a salaried basis, unless another meaning shall be agreed to in writing by the Committee and the optionee.

    c. A "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan (as defined in Section 16), (i) any "person" (as such term is defined in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Company's outstanding shares of common stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of the Company, unless each new director was nominated or the election of such director was ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period.

    d. "Retirement" shall mean (i) with respect to any Officer or Key Employee Participant, the termination of employment from the Company, its parent or any of its subsidiaries, who at the time of such termination is at least fifty-five (55) years of age and who has completed at least ten
       (10) years of service (at least 1,000 hours in any fiscal year) with the Company, its parent or any subsidiary, or any combination thereof or
       (ii) with respect to an Outside Director Participant, either failure of the Company to retain or nominate for re-election such Outside Director Participant or such director is ineligible to run for re-election pursuant to the Company's by-laws.

15. Amendment of Plan

       Subject to the provisions of Section 7(j), the Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall (i) increase the total number of shares of the common stock of the Company which may be issued and sold pursuant to Options and Plan Awards granted under the Plan, (ii) decrease the minimum option price in the case of an Incentive Option or (iii) modify the provisions of the Plan relating to eligibility with respect to Incentive Options, unless each such amendment is made by or with the approval of the stockholders of the Company. The Board of Directors shall be authorized to amend the Plan and the Options and Plan Awards granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options or Plan Awards previously granted under the Plan, without the consent of the holder thereof.

16. Effective Date and Term of Plan

       The Plan shall become effective (the "Effective Date") on the date the Plan is approved by a vote of the stockholders of the Company at an Annual Meeting or by written consent in accordance with Rule 16b-3 of the Exchange Act. The Plan shall remain in effect for ten (10) years after the Effective Date, unless sooner terminated by the Board of Directors. No awards or grants may be made under the Plan subsequent to the expiration date.